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                                                                   EXHIBIT 10.36



                      FOURTH AMENDMENT TO CREDIT AGREEMENT

       THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of March 19, 1998, by and among PNI SYSTEMS, LLC, a Georgia limited liability company (the "Company"), PREFERRED NETWORKS, INC., a Georgia corporation (the "Parent", the Parent, together with the Company, the "Borrowers"), and NATIONSBANK, N.A., successor to NationsBank, N.A. (South) (the "Lender").

       WHEREAS, the Borrowers and the Lender have entered into that certain Credit Agreement dated as of August 8, 1996, as amended as of December 20, 1996, as of March 12, 1997 and as of April 11, 1997 (as so amended, the "Credit Agreement"); and

       WHEREAS, the Borrowers and the Lender desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

       Section 1. General Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

       (a) The Credit Agreement is amended by deleting from Section 1.1 thereof the definitions of the terms "Borrowing Base", "Net Proceeds", "Parent Commitment" and "Termination Date" in their entirety and substituting in their respective places the following:

              "'Borrowing Base' shall mean at any time an amount equal to the sum of:

                     (i) 75% of the face value of Eligible Receivables of the Parent due and owing at such time, plus

                     (ii) 75% of the face value of Eligible Receivables of the Company and the other Subsidiaries of the Parent due and owing at such time, plus

                     (iii)  the lesser of

                            (A) the sum of

                                (1) 40% of the lesser of cost (computed on a
                     first-in-first-out basis) and fair market value of Eligible Inventory of the Parent at such time, plus



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                                (2) 40% of the lesser of cost (computed on a
                     first-in-first-out basis) and fair market value of Eligible Inventory of the Company at such time, and

                            (B) $750,000."

              "'Net Proceeds' shall mean, with respect to an Equity Issuance or issuance of Subordinated Debt, the aggregate amount of all cash received by the Parent in respect of such Equity Issuance or issuance of Subordinated Debt net of investment banking fees, legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by the Parent in connection with such Equity Issuance or issuance of Subordinated Debt."

              "'Parent Commitment' shall mean the obligation of the Lender to make Parent Loans to the Parent in an aggregate principal amount at any one time outstanding up to but not exceeding $3,750,000."

              "'Termination Date' shall mean July 30, 2000."

       (b) The Credit Agreement is amended by adding to the second line of the definition of "Eligible Receivable" in Section 1.1 after the words "of the Borrowers" the words "and their Subsidiaries".

       (c) The Credit Agreement is amended by adding to Section 1.1 the following new definitions in the appropriate alphabetical locations:

              "Pro Forma Financial Statements" shall mean the pro forma projected consolidated income statements, balance sheets and statements of cash flows reflecting the forecasted financial condition and results of operations of the Parent and its Subsidiaries on a quarterly basis for the fiscal years ending December 31, 1998 and December 31, 1999, copies of which are attached hereto as Exhibit A, as the same may be modified from time to time with the written approval of the Lender (which may be withheld in its sole and absolute discretion).

              "Projected EBITDA" shall mean, for any fiscal period, the EBITDA of the Parent and its Subsidiaries on a consolidated basis calculated based upon the financial information contained in the Pro Forma Financial Statements.

       (d) The Credit Agreement is amended by deleting Section 2.4 thereof in its entirety and substituting in its place the following:

       "2.4 REPAYMENT OF LOANS



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                     (a) Company Loan. The principal balance of the Company Loan shall be repaid in 18 consecutive monthly installments due and payable on the last day of each calendar month, with the first such installment being due on February 28, 1999. The first 17 such installments shall each be in an amount equal to $120,833.33 and the final installment shall be equal to the remaining principal balance of the Company Loan. Notwithstanding the foregoing, on the Termination Date, the aggregate principal amount of all Company Loans then outstanding shall be due and payable in full.

                     (b) Parent Loans. On the Termination Date, the aggregate
              principal amount of all Parent Loans then outstanding shall be due and payable in full."

       (e) The Credit Agreement is amended by deleting subsection (e) of Section
2.8 thereof in its entirety and substituting in its place the following:

              "(e) During the period from the date of this Agreement to the Termination Date, the Borrowers shall pay to the Lender any fees and expenses incurred by the Lender and by NationsBank Business Credit Services in connection with any monitoring and auditing relating to the credit facilities and the Borrowers.

              (f) All fees shall be fully earned and non-refundable upon receipt."

       (f) The Credit Agreement is amended by adding the following sentence to the end of Section 2.10:

       "Optional prepayments of Company Loans shall be applied to reduce scheduled repayments of such Company Loans in inverse order of maturity."

       (g) The Credit Agreement is amended by deleting clause (iv) of clause (d) of the first sentence of Section 7.1 thereof in its entirety and substituting in its place the following:

       "(iv) if the amount of consideration (as determined as provided in the definition of the term "Significant Acquisition") to be paid by the Parent, the Company and their respective Subsidiaries in connection with such Acquisition is greater than or equal to $250,000, the Lender shall have given its prior written consent to such Acquisition."

       (h) The Credit Agreement is amended by deleting Section 8.1 thereof in its entirety and substituting in its place the following:

       "8.1 CASH REQUIREMENT



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              The Parent and its Subsidiaries must at all times hold on a consolidated basis cash and Cash Equivalents in an aggregate amount greater than or equal to $4,000,000."

       (i) The Credit Agreement is amended by deleting Section 8.2 thereof in its entirety and substituting in its place the following:

       "8.2 TOTAL LIABILITIES TO NET WORTH

              The Parent shall not permit the ratio of Total Liabilities to Net Worth of the Parent and its Subsidiaries determined on a consolidated basis to exceed 1.5 to 1.0 at any time."

       (j) The Credit Agreement is amended by deleting Section 8.3 thereof in its entirety and substituting in its place the following:

       "8.3 MINIMUM NET WORTH

              At all times following January 31, 1998, the Parent shall maintain its Net Worth determined on a consolidated basis with its Subsidiaries greater than or equal to (a) $28,000,000 plus (b) an amount equal to the sum of 50% of net earnings of the Parent and its Subsidiaries determined on a consolidated basis (without deduction for any losses) for each full fiscal quarter ending after January 31, 1998 plus (c) 50% of the Net Proceeds of any Equity Issuance or issuance by the Parent of any Subordinated Debt after December 31, 1997."

       (k) The Credit Agreement is amended by adding a new Section 8.5 as follows:

       "8.5 EBITDA TO PROJECTED EBITDA

              The Parent shall not permit EBITDA of the Parent and its Subsidiaries on a consolidated basis as of the end of each fiscal quarter set forth below for the applicable period set forth below to be less than 75% of Projected EBITDA of the Parent and its Subsidiaries on a consolidated basis as of the end of each such fiscal quarter for such period:

       ----------------------------------------------------------------------------------
            FISCAL QUARTER ENDING:                                PERIOD:
       ----------------------------------------------------------------------------------
       March 31, 1998                               fiscal quarter most recently ended
       ----------------------------------------------------------------------------------
       June 30, 1998                                two consecutive fiscal quarters most
                                                    recently ended
       ----------------------------------------------------------------------------------
       September 30, 1998                           three consecutive fiscal quarters
                                                    most recently ended
       ----------------------------------------------------------------------------------
       Each March 31, June 30, September 30         four consecutive fiscal quarters most
       and December 31 thereafter                   recently ended
       ----------------------------------------------------------------------------------



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       Section 2. Termination of Company Commitment; Company Loans. Immediately
prior to the effectiveness of this Amendment, the Lender had made available to the Company $7,250,000 in aggregate principal amount of Company Loans. Upon the effectiveness of this Amendment, the parties hereto agree as follows: (a) the Company Commitment shall terminate and accordingly the Company may not borrow, and the Lender shall be under no obligation whatsoever to make, any Company Loans; (b) the outstanding Company Loans shall be repaid as provided in the Credit Agreement, as amended hereby and (c) to the extent any of the principal of any outstanding Company Loan is repaid, such principal may not be reborrowed notwithstanding the last sentence of Section 2.1. of the Credit Agreement.

       Section 3. Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to receipt by the Lender of each of the following, each in form and substance satisfactory to the Lender:

       (a) A counterpart of this Amendment duly executed by the Company, the Parent and each Guarantor;

       (b) Payment of a fee in the amount of $220,000, representing two percent (2.0%) of the amount of the Commitment;

       (c) A Parent Note executed by the Parent, payable to the order of the Lender and in the original principal amount of $3,750,000.00 (the "New Note") in replacement of the outstanding Parent Note in favor of the Lender in the principal amount of $2,000,000.00;

       (d) a copy of the Parent's Pro Forma Financial Statements for the fiscal years ending December 31, 1998 and December 31, 1999;

       (e) the results and auditor recommendations from the NationsBank Business Credit Services' field audit of the Borrowers;

       (f) A copy of the resolutions of the board of directors or members of each Borrower, as applicable, authorizing the execution and delivery of this Amendment and the New Note, certified by the Secretary or an Assistant Secretary of each Borrower;

       (g) an opinion of in-house counsel to the Borrowers, addressed to the Lender, and regarding the authority of each Borrower to execute, deliver and perform this Amendment, the Credit Agreement as amended hereby and the New Note;

       (h) Payment of all costs and expenses incurred by the Lender, its counsel and NationsBank Business Credit Services in connection with the preparation, negotiation and



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execution of this Amendment and the other agreements and documents executed and delivered in connection herewith; and

       (i) Such other documents, instruments and agreements as the Lender may reasonably request.

       Section 4. Representations. Each of the Borrowers represents and warrants to the Lender that:

       (a) Authorization; No Conflict The execution and delivery by the Borrowers of this Amendment and the New Note and the performance by the Borrowers of this Amendment, the New Note and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms (a) have been duly authorized by all requisite corporate and, to the extent required, stockholder action (or membership action in the case of a limited liability company) on the part of each Borrower and (b) will not (i) violate any provision of Applicable Law, or any order of any Governmental Authority or any provision of the certificate in incorporation, articles of organization or other comparable organizational instrument or by-laws or operating agreement of either Borrower,
(ii) violate, conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or an event of default under any Material Contract to which either Borrower is a party or by which each Borrower or any of its property is or may be bound, or (iii) result in the creation or imposition of any Lien upon any property or assets of the Borrowers.

       (b) Enforceability. This Amendment and the New Note have been duly executed and delivered by a duly authorized officer of each Borrower and each of this Amendment, the New Note and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrowers enforceable against the Borrowers in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting generally the enforcement of creditors' rights and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

       (c) Financial Condition. Since September 30, 1997, there has been no material adverse change in the business, property, assets, liabilities, condition (financial or otherwise), operations or results of operations of the Parent, the Company, any of their Subsidiaries or any other Loan Party. The Pro Forma Financial Statements fairly present, in all material respects, the pro forma financial condition of the Parent and its Subsidiaries on a consolidated basis as of the date hereof.

       Section 5. Reaffirmation by Borrowers. Each Borrower hereby repeats and reaffirms all representations and warranties made by such Borrower to the Lender in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.



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       Section 6. Reaffirmation by Guarantors. Each of the Guarantor reaffirms its continuing obligations to the Lender under its Guaranty, and agrees that this Amendment shall not in any way affect the validity and enforceability of such Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

       Section 7. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

       Section 8. Expenses. The Company shall reimburse the Lender upon demand for all costs and expenses (including attorneys' fees) incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

       Section 9. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       Section 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

       Section 11. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

       Section 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which need not contain the signature of more than one party and all of which taken together shall constitute one and the same original instrument.

       Section 13. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

                            [Signatures on Next Page]



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       IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed as of the date first above written.

                                   THE LENDER:

                                   NATIONSBANK, N.A.


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   THE PARENT:

                                   PREFERRED NETWORKS, INC.


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



                                   THE COMPANY:

                                   PNI SYSTEMS, LLC


                                   By:  Preferred Networks, Inc., its Manager

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                       [Signatures Continued on Next Page]



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          [SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT DATED
               AS OF MARCH 19, 1998 FOR PREFERRED NETWORKS, INC.]

                                THE GUARANTORS:

PNI SPECTRUM, LLC                            PREFERRED TECHNICAL SERVICES, INC.

By: Preferred Networks, Inc., its Manager

By:                                          By:
   -----------------------------------          --------------------------------
   Name:                                        Name:
        ------------------------------               ---------------------------
   Title:                                       Title:
         -----------------------------                --------------------------


PNI GEORGIA, INC.                            EPS WIRELESS, INC.

By:                                          By:
   -----------------------------------          --------------------------------
   Name:                                        Name:
        ------------------------------               ---------------------------
   Title:                                       Title:
         -----------------------------                --------------------------


MERCURY PAGING & COMMUNICATIONS, INC.        HTB COMMUNICATIONS, INC.


By:                                          By:
   -----------------------------------          --------------------------------
   Name:                                        Name:
        ------------------------------               ---------------------------
   Title:                                       Title:
         -----------------------------                --------------------------


CUSTOM PAGE, INC.                            M.P.C. DISTRIBUTORS, INC.


By:                                          By:
   -----------------------------------          --------------------------------
   Name:                                        Name:
        ------------------------------               ---------------------------
   Title:                                       Title:
         -----------------------------                --------------------------




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                                    EXHIBIT A

                         PRO FORMA FINANCIAL STATEMENTS

                                    ATTACHED.






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